UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 10, 2003

                            SCHICK TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

       State of Delaware               000-22673                 11-3374812
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765

                       (Former Name or Former Address, if
                           Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      Exhibit 99.1: Press Release, dated June 10, 2003, of Schick Technologies, Inc. announcing its financial results for the fourth quarter and fiscal year ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE. (INFORMATION IS BEING PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION OF FORM 8-K)

      The information contained in this Item 9 is being furnished pursuant to
Item 12 of Form 8-K, "Results of Operations and Financial Condition," in accordance with the interim guidance provided by the Securities and Exchange Commission (the "SEC") in Release No. 33-8216 issued March 27, 2003. The information in this Current Report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

      On June 10, 2003, Schick Technologies, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SCHICK TECHNOLOGIES, INC.
                                                   (Registrant)

Date: June 10, 2003

                                              By: /s/ David B. Schick
                                                  ------------------------------
                                                      David B. Schick
                                                      Chief Executive Officer